                                                                    EXHIBIT 10.5


                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT


         This SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of this 2nd day of August, 2001, by and among ENESCO GROUP, INC., a Massachusetts corporation (the "Borrower"), the Borrowing Subsidiaries who may from time to time become a party to the Amended and Restated Senior Revolving Credit Agreement, and FLEET NATIONAL BANK, a national banking association ("Fleet") and LaSalle Bank National Association ("LaSalle" and together with Fleet, the "Banks").

                                    RECITALS

         The Borrower and the Banks are parties to a certain Amended and Restated Senior Revolving Credit Agreement dated as of August 23, 2000, as amended by a First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 27, 2000, as further amended by a Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 30, 2000, as further amended by a Third Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of March 23, 2001, as further amended by a Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of April 6, 2001, and as further amended by a Fifth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of June 18, 2001 (the "Credit Agreement"), pursuant to which the Banks have extended certain financial accommodations to the Borrower including those evidenced by a Borrower Note dated August 3, 2000 in the face amount of $50,000,000 payable to Fleet, a Borrower Note dated June 18, 2001 in the face amount of $10,000,000 payable to LaSalle, a Back-Up L/C and B/A Demand Note dated June 18, 2001 in the face amount of $15,000,000 payable to Fleet and a Back-Up F/X Demand Note dated November 27, 2000 in the face amount of $10,000,000 payable to Fleet. The Borrower and the Banks have agreed to further modify the terms and provisions of the Credit Agreement, as more fully described and set forth hereinbelow. Capitalized terms not otherwise defined in this Amendment shall have their meanings as defined in the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Banks agree that the Credit Agreement is further amended as follows:

         1. The definition of "Facility Termination Date" which appears in
            ARTICLE I is deleted in its entirety and replaced with the following:

                  "Facility Termination Date" means September 7, 2001.

         2. The first paragraph of Section 2.1.B is deleted in its entirety and replaced with the following:

                      2.1.B. Letter of Credit/Bankers' Acceptance Facility.
                  From and including the date of this Agreement and prior to the Facility Termination Date, Fleet agrees, on the terms and conditions set forth in this Agreement, upon request of the Borrower, to (i) issue Letters of Credit, subject to the L/C and B/A Facility Limit, with expiration dates of not more than 90 days beyond the Facility Termination Date, and (ii) permit Bankers' Acceptances, subject to the L/C and B/A Facility Limit, with expiration dates for Bankers' Acceptances obtained in connection with Letters of Credit issued hereunder, up to an aggregate amount outstanding for such Bankers' Acceptances of up to $5,000,000, of not more than 150 days beyond the Facility Termination Date (the "L/C and B/A Facility").

         3. EXHIBIT C-1 attached as a part of the Credit Agreement is deleted in its entirety and replaced with EXHIBIT C-1 attached as a part of this Amendment.

         4. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

         5. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

         6. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair performance of the obligations of the Borrower under the Credit Agreement.

         7. The Borrower hereby confirms and ratifies the obligations established under the Credit Agreement, as amended hereby.

         8. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower and the Banks.



                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.


WITNESS:                                ENESCO GROUP, INC.



                                        By:  /s/ Daniel DalleMolle
                                           -------------------------------------
                                        Print Name:  Daniel DalleMolle
                                                    ----------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------




                                        By:  /s/ Jeffrey W. Lemajeur
                                           -------------------------------------
                                        Print Name:  Jeffrey W. Lemajeur
                                                    ----------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        FLEET NATIONAL BANK



                                        By: /s/ Sheryl McQuade
                                           -------------------------------
                                           Its    Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION



                                        By: Tracy L. Harper
                                           -------------------------------
                                           Its    Assistant Vice President